UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

BAKER HUGHES COMPANY	BAKER HUGHES HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
17021 Aldine Westfield Road
Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Name of each exchange on which registered

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	New York Stock Exchange
5.125% Senior Notes due 2040	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Other Events; Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Baker Hughes Company (the “Company”) approved the grant of certain transformation incentive awards (the “Transformation Incentive Awards”) to the Company’s Chief Executive Officer, Chief Financial Officer and other named executive officers.

In determining to grant the Transformation Incentive Awards, the Committee considered the need to further align, focus and retain the senior leadership who are critical to the execution of transformative commitments over the pivotal upcoming three-year period. Consisting of 100% at-risk performance units, any potential future payouts under these awards are fully contingent upon achieving key financial and strategic metrics designed to position the Company at the forefront of the energy transition and effectively evolve the Company alongside the changing energy landscape.

The Transformation Incentive Awards cover the period from January 1, 2021 through December 31, 2023 and have a potential payout ranging from zero to 200% of target depending on Company performance against predetermined goals that measure both our relative performance against our peers and other Company strategic transformational objectives. The Transformation Incentive Awards for our named executive officers will be paid, if at all, in cash in early 2024, after the conclusion of the three-year performance cycle. If the employment of one of our named executive officers terminates voluntarily prior to the conclusion of the three-year performance period, the Transformation Incentive Award will be forfeited and upon certain involuntary terminations of employment, the service condition applicable to the Transformation Incentive Award will be satisfied. Upon a change in control of the Company, the performance condition applicable to the Transformation Incentive Award will be satisfied at target.

The following table sets forth the target value of the Transformation Incentive Award granted to each of our named executive officers.

Executive	Target Award Value ($)
Lorenzo Simonelli	$3,000,000
Brian Worrell	$1,500,000
Maria Claudia Borras	$1,500,000
Roderick Christie	$1,500,000

The descriptions of the Transformation Incentive Awards are qualified in their entirety by the text of Form of Transformation Incentive Award Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Transformation Incentive Award Agreement
101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Date:	December 18, 2020	By:	/s/ Lee Whitley
			Name:	Lee Whitley
			Title:	Vice President and Corporate Secretary

Baker Hughes Holdings LLC

Date:	December 18, 2020	By:	/s/ Lee Whitley
			Name:	Lee Whitley
			Title:	Vice President and Corporate Secretary